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           UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1

      This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.

1.   DEBTOR AND ADDRESS:                     2.   SECURED PARTY AND ADDRESS:

     Renaissance Golf Products, Inc.              AKA Charitable Remainder
     5812 Machine Drive                           Unit Trust Number 2
     Huntington Beach, California  92649          261 East 1200 South
                                                  Orem, Utah  84058
     Employer Federal I.D. No. 86-0664849

3.   MATURITY DATE:      December 31, 1997

4. THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES OF PROPERTY (COLLECTIVELY THE "COLLATERAL"):

          a) Orders for the purchase of goods from the Debtor which have arisen, have been conformed from, or will arise from January 1, 1997;

          b) Any right to payments to be received for orders for the purchase of goods from the Debtor which have arisen, have been conformed from, or will arise from January 1, 1997;

          c) Inventory which consists of goods held for sale or lease in the ordinary course of the Company's business, work in process and any and all raw materials held or received by the Company to be used in connection with orders for the purchase of goods from the Debtor which have arisen, have been conformed from, or will arise from January 1, 1997; and

          d) Proceeds received by the Company for orders for the purchase of goods from the Debtor which have arisen, have been conformed from, or will arise from January 1, 1997.

     The Secured Party is not a seller or purchase money lender of the Collateral.

5.   ASSIGNEE OF SECURED PARTY AND ADDRESS:

          No assignee currently exists.


DEBTOR:   RENAISSANCE GOLF PRODUCTS, INC.



          _____________________________
          By:  Bruce H. Haglund
          Secretary

For Filing Officer (Date, Time, Number, and Filing Office)




Approved by the Division of Corporations and Commercial Code Department of Business Regulation.